
305

THEJONESGROUP

2010 Fourth Quarter Earnings

February 9, 2011

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q4 Performance – Consolidated

($ in millions, except per share)	Q4-2010	Q4-2009
Total Revenue	$874	$777
Gross Profit	$269	$266
Gross Margin	30.9%	34.3%
SG&A	$257	$238
Operating Income	$12	$28
Net Income	$3	$10
Adjusted EPS	$0.04	$0.11

- Revenue increased from prior year 12.5%
- Wholesale and company-owned channels and core brand sales were strong; brands are positioned to achieve net revenue growth in mid-single digits for 2011
- Gross margins challenged by higher costs, and softening of off-price market
- SG&A well controlled and reflects continued brand investment

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $200 million
  - Reflects tight working capital control
- Inventory at quarter end: $466 million, up 24% from prior year (or 19% excluding the acquired Stuart Weitzman business)
  - Inventory turns on an annualized basis increased to 5.6x from 5.0x
  - Inventory increased to support business growth
  - Inventory purchased for replenishment programs in advance of cost increases
- Nothing drawn on credit facility as of 12/31/10
  - Availability of $444 million
- Quarterly dividend: $0.05 per share
- 2010 capital expenditures: $41 million

Inventory


$600
$500
$400
$300
$200
$100
$0
$ in millions
Turns
4.9x
Turns
5.0x
Increase $92
Turns
5.6x
2008
2009
2010
New Brands
$32
(1)
Replenishment
$24
(2)
Replenishment
Pricing $16
(3)
Current
Fashion $9
(4)
Other $11
(5)

Inventory decreased 26% in 2009

Inventory increased 24% in 2010 due to:

(1) New brands and replenishment programs 9%

(2) Increase in number of weeks of replenishment supply 6% (still below 2008 year end levels)

(3) Early purchase of replenishment goods to secure lower prices 4%

(4) Increase in current season fashion goods due to business growth and early deliveries 2%

(5) Increase in prior season goods, net of loss reserves 2% and other 1%

Segment Performance (1)

($ in millions)	Q4 - 2010	Q4 - 2009	Q4 YTD - 2010	Q4 YTD - 2009
Revenue -				
Wholesale Better Apparel	$246	$207	$1,155	$1,056
Wholesale Jeanswear	$180	$175	$821	$834
Wholesale Footwear & Accessories	$279	$221	$1,126	$896
Retail	$207	$197	$698	$689
Operating Profit -				
Wholesale Better Apparel	($1)	$6	$134	$119
Wholesale Jeanswear	$6	$9	$85	$79
Wholesale Footwear & Accessories	$10	$15	$106	$74
Retail	$2	$1	($27)	($41)
Operating Margin -				
Wholesale Better Apparel	-0.6%	3.1%	11.7%	11.2%
Wholesale Jeanswear	3.4%	5.1%	10.3%	9.5%
Wholesale Footwear & Accessories	3.4%	6.6%	9.4%	8.3%
Retail	0.8%	0.8%	-3.9%	-5.9%

(1) Results include intersegment sales and margin for the wholesale segments.

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

2011 Guidance

($ in millions)	**Revenue**
Wholesale Better Apparel	$1,130 - $1,160
Wholesale Jeanswear	$830 - $860
Wholesale Footwear and Accessories	$1,250 - $1,280
Retail	$690 – $720
Licensing, Other and Eliminations	($150) – ($170)
Total Company	$3,750 - $3,850
Interest Expense	~ $35 Million
Equity in Income of Unconsolidated Affiliate	~ $2 Million
Effective Tax Rate	~37.5 %
Depreciation and Amortization	~ $95 Million
% of Net Earnings Applicable to Common Equity	~96.5 %
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 84 Million
Capital Expenditures	~ $60 -$70 Million

Full Year Brand Contribution


2010 Adjusted Revenues
Jones New York 21%
Gloria Vanderbilt 8%
Easy Spirit 7%
Anne Klein 7%
l.e.i. 5%
Stuart Weitzman 4%
Bandolino 4%
Kasper 3%
Energie 2%
Other 16%
Nine West 23%


2011 Projected Revenues
Jones New York 19%
Gloria Vanderbilt 7%
Easy Spirit 7%
Anne Klein 6%
Stuart Weitzman 6%
l.e.i. 5%
Bandolino 4%
Kasper 3%
Energie 2%
Other 18%
Nine West 23%

Full Year Distribution Channels


2010 Actual
Upscale Department Stores 5%
Department Stores 42%
Discounters 9%
Mass Markets 11%
Mid-tier Chains 14%
E-Com 2%
Company Operated Retail 17%


2011 Projection
Upscale Department Stores 7%
Department Stores 41%
Discounters 9%
Mass Markets 11%
Mid-tier Chains 14%
E-Com 2%
Company Operated Retail 16%

Quarter Highlights –

- **Partnered with Camuto Group to Launch Jessica Simpson Sportswear.** Ability to expand retail space and critical mass of Jessica Simpson brand, in addition to Jessica Simpson Jeanswear
  - New, contemporary line in various categories, including jackets, woven and knit bottoms, tops, dresses and skirts
  - Flirty, feminine and sexy style for the fashion-forward consumer
  - Available in over 650 doors in both specialty and department distribution in the U.S. and Canada beginning fall 2011
- **Announced launch of Nine West Shoelaborations™.** Creative platform that gives up and coming designers and artists the opportunity to collaborate on a rotating basis with Nine West
  - Creates a halo for the brand and brings constant source of fresh product offerings to consumers, on a limited distribution
  - Premier collection for Spring / Summer 2011 by Sophie Theallet – CFDA/Vogue Fashion Fund winner
    - Collection will include uniquely designed accessories such as a ballet flat, double platform sandal, raffia wedge, two satchels, and a charm necklace and bracelet
  - Fall 2011 collection will be by Giles Deacon





Q4 2010 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
Q4 2010 Net Revenues				
Wholesale Better Apparel	$ 246	$ -		$ 246
Wholesale Jeanswear	180	-		180
Wholesale Footwear & Accessories	279	-		279
Retail	207	-		207
Licensing, Other and Eliminations	(38)	-		(38)
Total Company	$ 874	$ -		$ 874
Q4 2010 Gross Profit	$ 269	$ -		$ 269
Q4 2010 SG&A	$ 316	$ (59)	(a-g)	$ 257
Q4 2010 Operating (Loss) Income				
Wholesale Better Apparel	$ (3)	$ 2	(c-e, g)	$ (1)
Wholesale Jeanswear	5	1	(d,g)	6
Wholesale Footwear & Accessories	5	5	(c-e, g)	10
Retail	(3)	5	(b,d, e, g)	2
Licensing, Other and Eliminations	(51)	46	(a,d-f,g)	(5)
Total Segment (Loss) Income	$ (47)	$ 59		$ 12
Interest Expense	$ 18	$ (9)	(h)	$ 9
Net (Loss) Income allocated to Common Equity	$ (38)	$ 41		$ 3
Net (Loss) Income allocated to Participating Shares	$ (2)	$ 2		$ -
Total allocated net (loss) income	$ (40)	$ 43		$ 3

(a) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.
(b) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.
(c) Includes the amortization of the acquired order backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.
(d) Includes investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities.
(e) Includes severance and restricted stock amortization related to executive management changes in our footwear & accessories and retail segments.
(f) Represents contributions made to the Sidney Kimmel Comprehensive Cancer Center at Johns Hopkins and for the establishment of an educational assistance fund for the children of Company associates as announced in December 2010.
(g) Include severance and other costs related to the exit from or restructuring of our moderate sportswear and certain other product lines and other charges not considered by management to be part of ongoing operations, and severance and other expenses associated with the closure of the Texas warehouse.
(h) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q4 2009 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
Q4 2009 Net Revenues				
Wholesale Better Apparel	$ 207	$ -		$ 207
Wholesale Jeanswear	175	-		175
Wholesale Footwear & Accessories	221	-		221
Retail	197	-		197
Licensing, Other and Eliminations	(23)	-		(23)
Total Company	$ 777	$ -		$ 777
Q4 2009 Gross Profit	$ 266	$ -		$ 266
Q4 2009 SG&A	$ 274	$ (36)	(a-e)	$ 238
Q4 2010 Operating (loss) Income				
Wholesale Better Apparel	$ 5	$ 1	(b)	$ 6
Wholesale Jeanswear	4	5	(a,b)	9
Wholesale Footwear & Accessories	14	1	(b,c)	15
Retail	1	-		1
Licensing, Other and Eliminations	(32)	29	(a,b,d)	(3)
Total Segment (Loss) Income	$ (8)	$ 36		$ 28
Goodwill Impairment	(121)	121	(d)	-
Total Company Operating (Loss) Income	$ (129)	$ 157		$ 28
Interest Expense	$ 9	$ 3	(e)	$ 12
Net (Loss) Income allocated to Common Equity	$ (125)	$ 134		$ 9
Net (Loss) Income allocated to Participating Shares	$ (5)	$ 6		$ 1
Total allocated net (loss) income	$ (130)	$ 140		$ 10

(a) Represents costs related to the exit from or restructuring of our moderate sportswear and certain other product lines and other charges not considered by management to be part of ongoing operations.
(b) Represents severance and other expenses related to restructuring activities and cost saving initiatives, and certain other charges not considered by management to be part of ongoing operations.
(c) Includes severance related to the restructuring of our costume jewelry business, certain charges associated with the bankruptcy of our former U.K. licensee, and severance and other expenses related to restructuring activities and certain other charges.
(d) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.
(e) Represents the loss and costs associated with the repurchase of 4.250% Senior Notes, adjustments to deferred financing costs related to our prior revolving credit facility.

Q4 YTD 2010 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
FY 2010 Net Revenues				
Wholesale Better Apparel	$ 1,155	$ -		$ 1,155
Wholesale Jeanswear	821	-		821
Wholesale Footwear & Accessories	1,126	-		1,126
Retail	698	-		698
Licensing, Other and Eliminations	(157)	-		(157)
Total Company	$ 3,643	$ -		$ 3,643
FY 2010 Gross Profit	$ 1,256	$ -		$ 1,256
FY 2010 SG&A	$ 1,111	$ (106)	(a-h)	$ 1,005
FY 2010 Operating Income				
Wholesale Better Apparel	$ 126	$ 8	(c-e, h)	$ 134
Wholesale Jeanswear	76	9	(d,h)	85
Wholesale Footwear & Accessories	87	19	(c-e, h)	106
Retail	(40)	13	(b,d, e, h)	(27)
Licensing, Other and Eliminations	(104)	57	(a,d, e, g,h)	(47)
Total Segment Income	$ 145	$ 106		$ 251
Interest Expense	$ 59	$ (15)	(i)	$ 44
Net Income allocated to Common Equity	$ 51	$ 73		$ 124
Net Income allocated to Participating Shares	$ 3	$ 3		$ 6
Total allocated net income	$ 54	$ 76		$ 130

(a) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(b) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(c) Includes the amortization of the acquired order backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(d) Includes investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities.

(e) Includes severance and restricted stock amortization related to executive management changes in our footwear & accessories and retail segments.

(f) Includes the impairment of the intangible asset related to the handbag license acquired with the Stuart Weitzman business.

(g) Represents contributions made to the Sidney Kimmel Comprehensive Cancer Center at Johns Hopkins and for the establishment of an educational assistance fund for the children of Company associates as announced in December 2010.

(h) Include severance and other costs related to the exit from or restructuring of our moderate sportswear and certain other product lines and other charges not considered by management to be part of ongoing operations, and severance and other expenses associated with the closure of the Texas warehouse.

(i) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q4 YTD 2009 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
FY 2009 Net Revenues				
Wholesale Better Apparel	$ 1,056	$ -		$ 1,056
Wholesale Jeanswear	831	3	(a)	834
Wholesale Footwear & Accessories	896	-		896
Retail	689	-		689
Licensing, Other and Eliminations	(145)	-		(145)
Total Company	$ 3,327	$ 3		$ 3,330
FY 2009 Gross Profit	$ 1,146	$ 4	(a,b)	$ 1,150
FY 2009 SG&A	$ 1,037	$ (89)	(a-e)	$ 948
FY 2009 Operating (Loss) Income				
Wholesale Better Apparel	$ 112	$ 7	(b)	$ 119
Wholesale Jeanswear	66	13	(a,b)	79
Wholesale Footwear & Accessories	61	13	(c,b)	74
Retail	(71)	30	(d)	(41)
Licensing, Other and Eliminations	(59)	30	(a,b,e)	(29)
Total Segment (Loss) Income	$ 109	$ 93		$ 202
Goodwill Impairment	$ (121)	$ 121	(e)	$ -
Total Company Operating (Loss) Income	$ (12)	$ 214		$ 202
Interest Expense	$ 53	$ (6)	(f)	$ 47
Net (Loss) Income allocated to Common Equity	$ (83)	$ 176		$ 93
Net (Loss) Income allocated to Participating Shares	$ (4)	$ 8		$ 4
Total allocated net (loss) income	$ (87)	$ 184		$ 97

(a) Represents costs related to the exit from or restructuring of our moderate sportswear and certain other product lines and other charges not considered by management to be part of ongoing operations.

(b) Represents severance and other expenses related to restructuring activities and cost saving initiatives, and certain other charges not considered by management to be part of ongoing operations.

(c) Includes severance related to the restructuring of our costume jewelry business, certain charges associated with the bankruptcy of our former U.K. licensee, and severance and other expenses related to restructuring activities and certain other charges.

(d) Represents fixed asset impairment and other charges related to the closure of underperforming retail locations announced in April 2009.

(e) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(f) Represents the loss and costs associated with the repurchase of 4.250% Senior Notes, adjustments to deferred financing costs related to our prior revolving credit facility.